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                                                                   Exhibit 10.58

                                                                  CONFORMED COPY

THIS SHARE CHARGE is made as a deed on 29 March 2007

BETWEEN:

(1) 3COM TECHNOLOGIES, a company incorporated under the laws of the Cayman Islands whose registered office is at c/o Maples and Calder, Attorneys-at-Law, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (the "CHARGOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a limited liability company incorporated under the laws of Hong Kong whose registered office is at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong (in its capacity as collateral agent, the "COLLATERAL AGENT", which expression shall, wherever the context so admits, include such entity and all other persons from time to time acting in such capacity).

WHEREAS:

(A) By the Facility Agreement, the Lenders have agreed to make Term Loans to the Borrower upon the terms and subject to the conditions contained therein.

(B) As security for the Chargor's obligations under the Facility Agreement, the Chargor has agreed to enter into this Deed.

NOW THIS DEED WITNESSES as follows:

1.   INTERPRETATION AND DEFINITIONS

1.1  DEFINITIONS

     In this Deed, unless the context otherwise requires:

     "BORROWER" means H3C Holdings Limited;

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in Hong Kong;

     "CHARGE" means the security from time to time constituted by or pursuant to this Deed (or intended to be constituted by or pursuant to this Deed) or any part thereof;

     "CHARGED PROPERTY" means any or all of the rights, title and interest, present and future, in and to the Shares, Further Shares and Derived Assets expressed to be subject to the security created under Clause 3 (Charge) of this Deed;

     "CONVEYANCING AND PROPERTY ORDINANCE" means the Conveyancing and Property Ordinance (Cap. 219) of the laws of Hong Kong;

Equitable Share Charge

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     "DEBT SERVICE ACCOUNT" means the bank account defined as such in the
     Borrower Charge over Bank Accounts entered into on 22 March 2007 by H3C Holdings Limited and the Collateral Agent;

     "DERIVED ASSETS" means all shares, rights or other property of a capital nature which accrue or are offered, issued or paid at any time (by way of bonus, rights, redemption, conversion, exchange, substitution, consolidation, subdivision, preference, warrant, option, purchase or otherwise) in respect of:

     (A)  the Shares; or

     (B)  any Further Shares; or

     (C) any shares, rights or other property previously accruing, offered, issued or paid as mentioned in this definition;

     "DIVIDENDS" means all dividends, interest and other income paid or payable in respect of the Shares, any Further Shares or any Derived Assets;

     "FACILITY AGREEMENT" means the senior secured credit and guaranty agreement dated 22 March 2007 and signed by or on behalf of, amongst others, the Chargor and the Collateral Agent, as amended, supplemented and/or restated from time to time in any manner whatsoever;

     "FURTHER SHARES" means all shares (other than the Shares and any shares comprised in any Derived Assets) which the Chargor and the Collateral Agent may at any time agree shall be subject to the Charge;

     "POWERS OF ATTORNEY ORDINANCE" means the Powers of Attorney Ordinance (Cap.
     31) of the laws of Hong Kong;

     "RECEIVER" means a receiver appointed by or on behalf of the Collateral Agent under this Deed or pursuant to the Collateral Agent's statutory powers, and includes more than one such receiver and substituted receiver;

     "SECURED INDEBTEDNESS" means the moneys, liabilities and obligations (whether actual or contingent and whether owed jointly and severally or in any other capacity whatsoever) of the Chargor which are, or are expressed to be, or may at any time in the future be due and owing to the Collateral Agent (whether for its own account or as agent or trustee for the Secured Parties) or to any of the Secured Parties under or in connection with the Facility Agreement together with all costs, charges and expenses incurred by the Collateral Agent or any Secured Party which are, or are expressed to be, or may become due and owing by the Chargor under or in connection with the Facility Agreement; and

     "SHARES" means the shares comprising all the issued capital of Huawei-3Com Co., Limited more particularly described in Schedule 1 (Particulars of the Shares).



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1.2  DEFINITIONS IN THE FACILITY AGREEMENT

     Unless a contrary indication appears, a term used in the Facility Agreement has the same meaning when used in this Deed.

1.3  CONVEYANCING AND PROPERTY ORDINANCE

     In the context of the rights, powers, privileges, discretions and immunities conferred on the Collateral Agent, any Receiver or any Attorney (as defined in Clause 15 (Power of Attorney), references to "mortgage" and "mortgaged land" in any provision of the Conveyancing and Property Ordinance shall, for the purposes of this Deed, be deemed to be references to the Charge and the Charged Property respectively.

2.   COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS

2.1  COVENANT TO PAY

     The Chargor hereby covenants with the Collateral Agent that it shall pay and discharge the Secured Indebtedness at the time and in the manner provided for in the Facility Agreement and the Chargor hereby creates the Charge in the Charged Property in the manner and on the terms set out in Clause 3 (Charge).

2.2  NATURE OF SECURED INDEBTEDNESS

     Each transfer, assignment, mortgage and charge hereunder expressed to be to, each undertaking and agreement hereunder expressed to be to or with, and each representation and warranty hereunder expressed to be given to, the Collateral Agent is to, with or, as the case may be, given to the Collateral Agent for itself and as agent and trustee for the Secured Parties from time to time. Without prejudice to the generality of the foregoing or Clause 1.2 (Definitions in the Facility Agreement), any reference in this Deed to the Chargor, the Collateral Agent or any Secured Party shall be construed so as to include their respective successors and permitted assigns or transferees.

2.3  LIMITED RECOURSE

     The maximum liability of the Chargor hereunder shall be limited to an amount equal to the amount recovered through the enforcement of the security over the Charged Property provided by the Chargor hereunder, and if the amount so recovered is less than the aggregate amount otherwise payable by the Chargor to the Secured Parties and the Collateral Agent hereunder, the liability of the Chargor shall be limited to such amounts recovered and the Collateral Agent shall have no rights to sue the Chargor for payment of any amount expressed to be payable under Clause 2.1 hereof or otherwise under this Deed except to the extent necessary for such enforcement.

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3.   CHARGE

3.1 The Chargor, as beneficial owner and as continuing security for the payment and discharge of all Secured Indebtedness, charges all its rights, title and interest in and to the Charged Property by way of first fixed charge in favour of the Collateral Agent.

3.2  TRANSFER

     It is acknowledged and agreed that the Chargor shall be entitled to, and shall, transfer all of the Shares to the Borrower as envisaged by the Facility Agreement, including section 5.11 thereof, notwithstanding the creation of this Charge, and that upon the Shares being registered in the name of the Borrower pursuant to such transfer the Collateral Agent shall, at the cost of the Chargor, promptly discharge, release and/or re-assign or, as appropriate, transfer the benefit of so much of the Charged Property as has not been applied by the Collateral Agent in or towards satisfaction of the Secured Indebtedness, to the Chargor or as the Chargor may direct and, thereafter, the Chargor shall have no further obligation hereunder.

4.   COVENANT TO DEPOSIT AND FURTHER ASSURANCES

4.1  THE SHARES AND FURTHER SHARES

     The Chargor shall, as soon as reasonably practicable (so as to permit time for the transfer into the Chargor's name of 4,755,450 Shares purchased from Seller pursuant to the Acquisition) as envisaged by section 5.11 of the Facility Agreement in the case of the Shares, and within two Business Days (or such longer period as the Collateral Agent may allow) of each occasion on which the Collateral Agent and the Chargor agree that any Shares shall become Further Shares, deposit with the Collateral Agent:-

     (A) all share certificates, documents of title and other documentary evidence of ownership in relation to such shares; and

     (B) transfers of such shares duly executed by the Chargor or its nominee with the name of the transferee left blank or, if the Collateral Agent so requires, duly executed by the Chargor or its nominee in favour of the Collateral Agent (or the Collateral Agent's nominee) and stamped, and such other documents as the Collateral Agent may require to enable the Collateral Agent (or the Collateral Agent's nominee) or, after the Charge becomes enforceable, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, such shares;

     (C) an executed letter of resignation and authorisation from each director of Huawei-3Com Co., Limited, in a form satisfactory to the Collateral Agent; and

     (D) a resolution of the Board of Directors approving the transfers referred to in Sub-clause (B).

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4.2  DERIVED ASSETS

     The Chargor shall, within three Business Days of the accrual, offer, issue or payment of any Derived Assets, deliver or pay to the Collateral Agent or procure the delivery or payment to the Collateral Agent of:-

     (A) all such Derived Assets or the share certificates, renounceable certificates, letters of allotment, documents of title and other documentary evidence of ownership in relation to them; and

     (B) transfers of any shares comprised in such Derived Assets duly executed by the Chargor or its nominee with the name of the transferee left blank or, if the Collateral Agent so requires, duly executed by the Chargor or its nominee in favour of the Collateral Agent (or the Collateral Agent's nominee) and stamped, and such other documents as the Collateral Agent may require to enable the Collateral Agent (or the Collateral Agent's nominee) or, after the Charge becomes enforceable, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, the shares comprised in such Derived Assets.

4.3  FURTHER ASSURANCES

     In addition to and without prejudice to anything else contained in this Deed, the Chargor shall, at its own cost, promptly execute and do all such deeds, instruments, transfers, renunciations, proxies, notices, documents, assurances, acts and things in such form as the Collateral Agent may from time to time require:-

     (A) for converting the Charge to a legal mortgage over the Charged Property pursuant to an exercise of the Collateral Agent's right under Clause 10 (Effects of the Charge becoming Enforceable) of this Deed;

     (B) for perfecting, preserving or protecting the Charge or the priority of the Charge; and

     (C) for facilitating the realisation of the Charge or the exercise of any rights vested in the Collateral Agent.

4.4  REGISTRATION

     Without limitation to the generality of the Clause 4.3 (Further Assurances), the Chargor shall make all filings and registrations as may be required by applicable laws or requested in writing by the Collateral Agent from time to time as may be necessary to perfect, preserve and protect the Charge.

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5.   REDEMPTION

     (A) Subject always to Clause 11.9 (Discharge Conditional), if the Collateral Agent is satisfied, acting reasonably, that:

          (i) all Secured Indebtedness have been unconditionally and irrevocably paid or discharged in full and the Facility Agreement has been terminated;

          (ii) security or a guarantee for the Secured Indebtedness, in each case acceptable to the Collateral Agent, has been provided in substitution for this Deed; or

          (iii) all of the Shares have been transferred to the Borrower, and such Shares have been registered in the name of the Borrower as contemplated by Clause 3.2 (Transfer),

          then, the Collateral Agent shall at the request and cost of the Chargor, promptly discharge, release and/or re-assign, or, as appropriate, transfer the benefit of so much of the Charged Property as has not been applied by the Collateral Agent in or towards satisfaction of the Secured Indebtedness to the Chargor or as the Chargor may direct and, thereafter, the Chargor shall have no future obligation hereunder.

     (B) The execution of a discharge, release, re-assignment, transfer or partial discharge by the Collateral Agent shall be a good and valid release or discharge of the Charge constituted by this Clause 3 (Charge) or the relevant part thereof (as the case may be) and the obligations (or the relevant part thereof, as the case may be) of the Chargor from this Deed without the need for the Chargor to be a party thereto.

     (C) The Collateral Agent hereby agrees that it shall, at the request and cost of the Chargor, do all such things and execute all such documents and procure that its nominees do all such things and execute all such documents as may be reasonably necessary to give effect to the discharge, release, re-assignment, transfer or partial discharge referred to in Sub-clauses (A) and (B).

     (D) Upon any release, discharge, re-assignment, transfer or partial discharge pursuant to and in accordance with Sub-clause (A), the Collateral Agent shall, at the request and cost of the Chargor:

          (i) promptly procure the redelivery to the Chargor, if it requests the same, of all deeds, instruments, certificates and other documents delivered to or deposited with or to the order of the Collateral Agent pursuant to Clause 4 (Covenant to Deposit and Further Assurances); and

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          (ii) promptly give notice to each person (if any) who has received notice of the Charge pursuant to this Deed of such release, discharge, re-assignment and/or transfer,

          in each case to the extent the same relates to such release, discharge, re-assignment, transfer or partial discharge.

6.   THE SHARES

6.1  CHARGOR TO PAY CALLS AND OTHER PAYMENTS

     The Chargor shall pay all calls or other payments due in respect of any part of the Charged Property, and in any case of default by the Chargor in this respect the Collateral Agent may (but shall not be obliged) if it thinks fit make any such payment on behalf of the Chargor in which event any sums so paid shall be reimbursed on demand by the Chargor to the Collateral Agent and shall, until reimbursed, bear interest at the rate provided in section 2.10 of the Facility Agreement.

6.2 All Dividends declared and distributed shall be paid directly to the Debt Service Account in the amounts provided for in section 5.21 of the Facility Agreement and the Chargor undertakes to procure that Huawei-3Com Co., Limited pays such Dividends to such accounts in such respective amounts.

7.   REPRESENTATIONS AND WARRANTIES

     The Chargor represents and warrants to the Collateral Agent that:-

     (A) it is duly incorporated and validly existing under the laws of the Cayman Islands and it has the power and capacity to enter into this Charge and grant the security created hereunder;

     (B) subject only to this Charge it is the sole beneficial owner of the Shares;

     (C) no Lien (other than the Permitted Liens) exists on, over or with respect to any of the Charged Property;

     (D) it has not sold, transferred, lent, assigned, parted with its interest in, disposed of, granted any option in respect of or otherwise dealt with any of its rights, title and interest in and to the Charged Property, or agreed to do any of the foregoing (otherwise than pursuant to this Deed or as permitted by the Facility Agreement);

     (E) the Shares, any Further Shares and any shares comprised in any Derived Assets are fully paid and there are no moneys or liabilities outstanding in respect of any of them;

     (F) the Shares, any Further Shares and any shares comprised in any Derived Assets have been duly authorised and validly issued and are free from any

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          restrictions on transfer or rights of pre-emption, subject to the articles of association of Huawei-3Com Co., Limited;

     (G) it has the power to enter into, and perform and comply with its obligations under, this Deed, and to create the Charge;

     (H) the entry into and performance by it of, the creation of security under, and the transactions contemplated by, this Charge do not and will not conflict with:

          (i)  any law or regulation applicable to it;

          (ii) its constitutional documents; or

          (iii) any agreement or instrument binding upon or its Subsidiaries or any of its or its Subsidiaries' assets;

     (I) all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order to
          (i) enable it lawfully to enter into, and perform and comply with its obligations under, this Deed, (ii) ensure that those obligations are valid, legal, binding and enforceable, (iii) permit the creation of the Charge and ensure that (subject to all necessary registrations thereof being made) the Charge is a valid, legal, binding and enforceable first fixed security interest over the Charged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor, and (iv) make this Deed admissible in evidence in the courts of the Cayman Islands, Hong Kong and any other relevant jurisdiction, have been taken, fulfilled and done;

     (J) the obligations of the Chargor under this Deed and (subject to all necessary registrations thereof being made) the Charge are and will be until fully discharged valid, legal, binding and enforceable and the Charge constitutes a first fixed security interest over the Charged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor; and

     (K) each of the above representations and warranties will be correct and complied with in all respects at all times during the continuance of the Charge as if repeated then by reference to the then existing circumstances.

8.   COVENANTS AND UNDERTAKINGS

8.1  COVENANTS AND UNDERTAKINGS OF THE CHARGOR

     The Chargor covenants and undertakes with the Collateral Agent that, except with the consent of the Collateral Agent:

     (A) it shall not sell, transfer, lend, assign, exchange, dispose of, grant any option in respect of or otherwise deal with the whole or any of its rights, title and interest in the Charged Property or agree to do any of the foregoing other than as

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          expressly permitted or provided for in the Facility Agreement or pursuant to this Deed;

     (B) other than as provided in the Facility Agreement or pursuant to this Deed it shall not, nor shall it attempt to, create, incur or permit to subsist any Lien on the Charged Property;

     (C) it shall at all times give to the Collateral Agent such information as the Collateral Agent may reasonably require in respect of the Charged Property for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or by operation of law;

     (D) it shall take all action within its power to procure, maintain in effect and comply in all material respects with all the terms and conditions of all approvals, authorisations, consents and registrations necessary or appropriate for anything provided for on its part in this Deed;

     (E) it shall take all reasonable steps as may be required by the Collateral Agent to allow the Collateral Agent to sell or dispose of the Charged Property on or after the Charge becomes enforceable;

     (F) it shall not do or cause or permit to be done, or omit to do anything which may in any way adversely prejudice, affect or diminish the value of any of the Charged Property;

     (G) it shall ensure that there are no moneys or liabilities outstanding in respect of any of the Charged Property;

     (H) without prejudice to Clause 8.1(G), it shall punctually pay all calls, subscription moneys and other moneys payable on or in respect of any of the Charged Property and indemnify and keep indemnified the Collateral Agent (and the Collateral Agent's nominees) against any cost, liabilities or expenses which it or they may suffer or incur as a result of any failure by the Chargor to pay the same;

     (I) it shall ensure that the Shares, any Further Shares and any shares comprised in any Derived Assets are free from any restriction on transfer or rights of pre-emption, subject to the articles of association of Huawei-3Com Co., Limited;

     (J) it shall ensure that the Charge will at all times be a legally valid and binding first fixed security interest over the Charged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor; and

     (K) it shall deliver to the Collateral Agent a copy of every circular, notice, report, set of accounts or other document received by the Chargor in respect of or in connection with any of the Charged Property forthwith upon receipt by the Chargor of such document.

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8.2  POWER OF COLLATERAL AGENT TO REMEDY FAILURES

     If at any time the Chargor shall fail to comply with or perform any of the covenants contained in this Deed or any Credit Document, the Collateral Agent shall have the power on behalf of or in the name of the Chargor, but shall not be under any obligation, to perform the covenants and to take such steps which the Collateral Agent may in its discretion, consider appropriate with a view to remedying, or mitigating the consequences of such failure but so that the exercise of this power or the failure to exercise it shall, in no circumstances, prejudice the other rights of the Collateral Agent under this Deed or any Credit Document. The Chargor shall on demand reimburse to the Collateral Agent all proper costs, expenses and losses incurred or sustained by the Collateral Agent in connection with such steps and until such costs, expenses and losses are reimbursed the outstanding sums shall carry interest in accordance with section 2.10 of the Facility Agreement from the date when payment is due to the date of reimbursement and such outstanding sums including any accrued interest shall form part of the Secured Indebtedness. No exercise by the Collateral Agent of its powers under this Clause 8.2 (Power of Collateral Agent to Remedy Failures) shall render the Collateral Agent liable to account as a mortgagee in possession.

8.3  ISSUE OF FURTHER SHARES

     It is agreed between the Chargor and the Collateral Agent that the Chargor may at any time and from time to time procure the Borrower to issue further shares to it, provided that all such shares issued shall constitute Further Shares for the purposes of this Deed and shall be subject to the Charge.

9.   DEFAULT PROCEDURE

     The Charge shall become immediately enforceable:

     (A) automatically upon the occurrence of any Event of Default described in sections 8.1(f) or 8.1(g) of the Facility Agreement (except with respect to Excluded Subsidiaries); and

     (B) at the request of (or with the consent of) the Requisite Lenders and upon notice to the Borrower by the Administrative Agent, upon the occurrence of any other Event of Default (including those described in sections 8.1(f) or 8.1(g) of the Facility Agreement with respect to Excluded Subsidiaries).

10.  EFFECTS OF THE CHARGE BECOMING ENFORCEABLE

10.1 EFFECTS

     After the Charge (or the relevant part thereof) shall have become enforceable in accordance with Clause 9 (Default Procedure) and without prejudice to the powers of the Collateral Agent to appoint a Receiver pursuant to Clause 13 (Appointment of Receiver):

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     (A)  the Collateral Agent shall be entitled to convert the Charge to a legal mortgage over the Charged Property by completing the transfer of the Charged Property to the Collateral Agent (or its nominee) and to have its name (or the name of its nominee) entered onto the relevant register of members; and

     (B) the Chargor's rights or power to deal with the Charged Property (whether statutory or otherwise) shall cease and the Collateral Agent shall be entitled to deal with, collect in and realise the same in such manner as the Collateral Agent thinks fit; and

     (C) the Collateral Agent shall be entitled to exercise all powers in respect of the Charged Property provided in Section 51 of and The Fourth Schedule to the Conveyancing and Property Ordinance but without the necessity to comply with any restrictions imposed by the provisions of the said Section 51 or The Fourth Schedule; and

     (D) the Collateral Agent may sell, realise or otherwise dispose of, for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale or otherwise), the whole or any part of the Charged Property in respect of which the security hereby constituted has become enforceable and the Collateral Agent may to the extent that it has not already done so, take possession of and hold all or any part of the Charged Property and accordingly register, or cause to be registered all or any of the Charged Property constituting shares in its own name or in the name of the Collateral Agent's nominee or assignee or in the name of any purchaser thereof and apply any of the Charged Property constituting dividends or other distributions in cash as if they were proceeds of sale of the Charged Property; and

     (E) the provisions of paragraph 11 of The Fourth Schedule to the Conveyancing and Property Ordinance shall not restrict the exercise by the Collateral Agent or any Receiver of its powers hereunder and the Charge shall become immediately enforceable and the statutory power of sale and other powers of sale and appointing a Receiver shall become immediately exercisable without any juridical or other formality or any presentment, demand, protest or other notice of any kind on or at any time after the Charge becomes enforceable; and

     (F) without prejudice to the foregoing, the provisions of the Conveyancing and Property Ordinance are expressly extended (subject to Clause 10.10 (Inconsistency and Conflict)) so that the Collateral Agent may in addition to any powers granted it by applicable law, upon and from the Charge becoming enforceable and upon and subject to the terms and conditions of the Facility Agreement) do all such other acts and things it may consider necessary or expedient for the realisation or preservation of the Charged Property or incidental to the exercise of any of the rights conferred on it under or in connection with this Deed or the Conveyancing and Property Ordinance and to concur in the doing of anything which it has the right to do and to do any such thing jointly with any other person.

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10.2 OBLIGATIONS OF CHARGOR

     After the Charge has become enforceable:-

     (A) all Dividends shall be paid to and retained by the Collateral Agent, and any such moneys which may be received by the Chargor shall, pending such payment, be segregated from any other property of the Chargor and held in trust for the Collateral Agent; and

     (B) the Chargor shall procure that all voting and other rights relating to the Charged Property are exercised in accordance with such instructions (if any) as may from time to time be given to the Chargor by the Collateral Agent, and the Chargor shall deliver to the Collateral Agent such forms of proxy or other appropriate forms of authorisation to enable the Collateral Agent to exercise such voting and other rights.

10.3 ENTITLEMENT TO PAY EXPENSES AND OUTGOINGS

     Subject to the order of priority of payments set out in section 2.16(h) of the Facility Agreement, the Collateral Agent may pay and discharge the expenses incurred (whether by the Collateral Agent, any Receiver or any other person) in and about the carrying on and management of any such business as contemplated by Clause 10.1 (Effects) or in the exercise of any of the powers conferred by Clause 10.1 (Effects) or otherwise in respect of the Charged Property and all outgoings which it shall think fit to pay out of the profits and income of the Charged Property and the moneys received by it in carrying out any business as contemplated by Clause 10.1 (Effects) and may apply the residue of the said profits, income and moneys in the manner provided by section 2.16(h) of the Facility Agreement provided that any such expenses shall, in any event, to the extent not fully paid or discharged, form or shall be deemed to form part of the Secured Indebtedness.

10.4 NO WAIVER, REMEDIES CUMULATIVE

     No failure or delay on the part of the Collateral Agent or any Receiver to exercise any right, power or remedy under this Deed will operate as a waiver thereof nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

10.5 WAIVERS TO BE IN WRITING

     Any waiver and any consent by the Collateral Agent under this Deed must be in writing, be express and not implied and may be given subject to any conditions which the Collateral Agent considers fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

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                                       13


10.6 NO OBLIGATION TO INSURE

     Notwithstanding any provisions to the contrary, the Collateral Agent shall not be under any obligation to insure any of the Charged Property or the title deeds or other evidence in respect thereof and shall not be responsible for any loss which may be suffered as a result of the lack of or inadequacy of any such insurance.

10.7 NO RESPONSIBILITY FOR LOSSES

     The Collateral Agent shall not be responsible for any loss or diminution in the value occasioned to the Charged Property by any act or omission of the Chargor or any prior ranking encumbrancer or any other person.

10.8 NO RESPONSIBILITY FOR TAX

     The Collateral Agent shall have no responsibility whatsoever to any person as regards any deficiency which might arise because the Collateral Agent is subject to any tax, duties or levies in respect of the Charged Property or any part thereof on any income therefrom or any proceeds thereof.

10.9 NO LIABILITY

     The Collateral Agent shall not be liable for any failure, omission or defect in perfecting the Charge or any security created by the Facility Agreement or any of the Credit Documents.

10.10 INCONSISTENCY AND CONFLICT

     To the maximum extent permitted by applicable law, where any inconsistency or conflict exists between the provisions of this Deed and the provisions of any applicable law (including without limitation the Conveyancing and Property Ordinance and the Trustee Ordinance (Chapter 29 of the Laws of Hong Kong)), the provisions of this Deed shall prevail and such inconsistent or conflicting provisions shall be deemed to be expressly negated or modified hereby provided that none of the foregoing shall be construed as a limitation on the powers of any Receiver.

10.11 NO EXEMPTION

     Nothing in this Deed shall exempt the Collateral Agent from or indemnify it against any liability which would by rule of law or otherwise attach to it in respect of any act of gross negligence or wilful default which it may have committed in relation to its duties and/or discretions under this Deed.

10.12 SUSPENSE ACCOUNT(S)

     All monies received, recovered or realised by the Collateral Agent or a Receiver under this Deed (including the proceeds of any conversion of currency) after the security created hereunder has become enforceable, except where such monies together with

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                                       14


     all other monies received, recovered or realised by the Collateral Agent or any Receiver under this Deed are sufficient to satisfy and discharge the Secured Indebtedness in full, may in the discretion of the Collateral Agent or the Receiver (provided that such action has first been approved by the Collateral Agent) be credited to any suspense or impersonal account in the name of the Collateral Agent at Industrial and Commercial Bank of China and may be held in such account for so long as the Collateral Agent may think fit (with interest accruing thereon at such market rate, if any, as the Collateral Agent may deem fit) pending their application from time to time (as the Collateral Agent shall be entitled to do in its discretion) in or towards satisfaction of the Secured Indebtedness in accordance with the terms of this Deed. Save as provided above, no party shall be entitled to withdraw any amount at any time standing to the credit of any such suspense or impersonal account.

10.13 NEW ACCOUNT

     At any time following (a) the Collateral Agent receiving notice (either actual or constructive) of any subsequent Charge affecting the Charged Property or (b) the Collateral Agent receives notice of any assignment or disposition affecting all or any part of the Charged Property or any interest therein to which the Collateral Agent has not given its approval or (c) the commencement of the insolvency, administration, reorganisation (other than as part of a solvent reconstruction or amalgamation the terms of which have been approved in writing by the Collateral Agent), liquidation or dissolution of, or any analogous proceeding in respect of, of the Chargor, the Collateral Agent may open a new account in the name of the Chargor (whether or not it permits any existing account to continue). If the Collateral Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced. Thereafter, all payments made by the Chargor to the Collateral Agent or received by the Collateral Agent for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this deed at the time when the Collateral Agent received or was deemed to have received such notice or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced.

11.  PRESERVATION OF RIGHTS

11.1 SECURITY ADDITIONAL

     The Charge and the rights given to the Collateral Agent under this Deed shall be in addition to and shall be independent of every guarantee, indemnity or other security which the Collateral Agent may at any time hold for the Secured Indebtedness and it is hereby declared that no prior security held by the Collateral Agent over the whole or any part of the Charged Property shall merge in the Charge.

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                                       15


11.2 SECURITY CONTINUING

     The Charge shall be a continuing security notwithstanding the winding-up or dissolution of the Chargor or any partial payment, settlement of account or other matter whatsoever and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by any intermediate repayment in satisfaction of all or any of the Secured Indebtedness and shall continue in full force and effect until the Secured Indebtedness has been discharged and satisfied in full.

11.3 INDULGENCE AND RELEASE

     The Collateral Agent may (with the prior written consent of the Requisite Lenders) in its discretion grant time or other indulgence, or make any other arrangement variation or release with, the Chargor or any other person (whether or not party hereto and whether or not jointly liable with the Chargor) in respect of the Secured Indebtedness or of any other security therefor or guarantee in respect thereof without prejudice either to the Charge or to the liability of the Chargor for the Secured Indebtedness.

11.4 RIGHTS CUMULATIVE

     The rights, powers and remedies provided in this Deed are cumulative and are not, nor are they to be construed as, exclusive of any rights, power or remedies provided by law.

11.5 SECURITY NOT AFFECTED

     Neither the Charge nor any of the rights, powers and remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Deed or by law nor the liability of the Chargor hereunder shall be discharged, impaired or otherwise affected by:

     (A) any time, waiver or consent granted, or any other indulgence or concession granted, by the Collateral Agent or any other Secured Party to the Chargor or any other person; or

     (B) the taking, holding, variation, compromise, exchange, renewal, realisation or release by the Collateral Agent or any other Secured Party or any other person of any rights under or in connection with a Credit Document, any other security, guarantee, indemnity or other document; or

     (C) the refusal or failure to take up, hold, realise, perfect or enforce by the Collateral Agent or any other Secured Party or any other person any rights under or in connection with a Credit Document, any other security, guarantee, indemnity or other document (including, without limitation, any failure to comply with any formality or other requirement or any failure to realise the full value of any security); or

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                                       16


     (D) the existence of any claim, set-off or other right which the Chargor may have at any time against the Collateral Agent or any other Secured Party or any other person; or

     (E) the making or absence of any demand for payment or discharge of any Secured Indebtedness on the Chargor or any other person, whether by the Collateral Agent or any other Secured Party or any other person; or

     (F) any arrangement, compromise or settlement entered into by the Collateral Agent or any other Secured Party with the Chargor or any other person; or

     (G) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of the Chargor under a Credit Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order; or

     (H) any variation, amendment, waiver, release, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature) or replacement of any Credit Document, or any other security, guarantee, indemnity or other document; or

     (I) any amendment, variation, novation, supplementation or replacement of any agreement between the Secured Parties; or

     (J) any unenforceability, illegality or invalidity of any obligation of any person under any Credit Document or any other security, guarantee, indemnity or other document; or

     (K) any of the obligations of the Chargor under any of Credit Document or under any other Lien taken in respect of the obligations of the Chargor under any Credit Document being or becoming illegal, invalid, unenforceable, ineffective or impaired in any respect; or

     (L) any amalgamation, merger or reconstruction that may be effected by the Collateral Agent with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Collateral Agent to any other person; or

     (M) any amalgamation, merger or reconstruction (other than as part of a solvent reconstruction or amalgamation the terms of which have been approved by the Collateral Agent), reorganisation, administration, administrative or other receivership or dissolution or liquidation entry into a voluntary arrangement of the Chargor or any other person; or

     (N) the insolvency, bankruptcy, winding-up or dissolution of the Chargor or any change in its status, function, control or ownership; or

     (O)  any change in the constitution of the Chargor; or

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                                       17


     (P) any incapacity, lack of power, authority or legal personality of the Chargor to enter into or perform any of its obligations under any Credit Document to which it is a party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on their behalf; or

     (Q) any exercise, omission to exercise, compromise, renewal or release of any rights against the Chargor; or

     (R) any invalidity or irregularity in the execution of this Deed or any other Credit Document; or

     (S) any other act (save for any valid act of release and discharge granted by the Collateral Agent), event or omission which, but for this Clause
          11.5 (Security Not Affected) might operate to discharge, impair or otherwise affect the Charge or the liability of the Chargor for the Secured Indebtedness or any of the rights, powers or remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Deed or by law or the liability of the Chargor hereunder.

     Without prejudice to the generality of this Clause 11.5 (Security Not Affected), the Chargor expressly confirms that it intends that its liability for the Secured Indebtedness and its obligations under this Deed shall extend from time to time to any variation, increase, extension, addition or replacement (however fundamental) of or to any of the Credit Documents and/or any facility or amount made available under any of the Credit Documents.

11.6 NO PREJUDICE TO OTHER SECURITY

     Nothing contained in this Deed is intended to, or shall operate so as to, prejudice or affect any guarantee, indemnity or other security of any kind whatsoever which the Collateral Agent may have for the Secured Indebtedness or any right, remedy or privilege of the Collateral Agent thereunder.

11.7 SCOPE OF RELEASE

     Any receipt, release or discharge of the Charge or of any liability arising under this Deed may be given by the Collateral Agent and, unless expressly stated otherwise, shall not release or discharge the Chargor from any liability for the same or any other monies which may exist independently of this Deed. Where such receipt, release or discharge relates only to part of the Charged Property such receipt, release or discharge shall not prejudice or affect the Charge in relation to the remainder of the Charged Property, unless expressly stated otherwise.

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                                       18


11.8 FURTHER ADVANCES

     The security created by this Deed is intended to secure any further advances made by the Lenders pursuant to the terms of the Facility Agreement.

11.9 DISCHARGE CONDITIONAL

     Any settlement, reassignment, release or discharge between the Chargor on the one part and the Collateral Agent or any Receiver (or their respective delegates) on the other (the Collateral Agent, any Receiver and their respective delegates being referred to in this Clause 11.9 (Discharge Conditional) as the "TRANSACTION PERSON(S)") shall be conditional upon no security or payment by any person in respect of the Secured Indebtedness being avoided or reduced by virtue of any provisions of law or enactments (including but not limited to those relating to bankruptcy, insolvency or liquidation) for the time being in force and, in the event of any such security or payment being so avoided or reduced, the Transaction Person(s) shall be entitled, to recover the value or amount of such payment and the Charge subsequently as if such settlement or discharge had not occurred but so that nothing herein shall confer on any Transaction Persons the right to claim under this Clause 11.9 (Discharge Conditional) for more than the Collateral Agent would be entitled to claim in aggregate hereunder in respect of such avoided or reduced security or payment provided that any such settlement, reassignment, release or discharge shall become unconditional upon the expiry of one month after the maximum period within which such settlement, reassignment, release or discharge can be avoided or reduced.

11.10 NO CONDITIONS TO EXERCISE OF RIGHTS

     Neither the Collateral Agent nor any Receiver nor any of their respective delegates shall be obliged before exercising any of the rights, powers or remedies conferred upon them by this Deed or by law:

     (A) to take any action or obtain judgment in any court against the Chargor;

     (B) to make or file any claim or proof in a winding-up or dissolution of the Chargor; or

     (C) to enforce or seek to enforce the recovery of any moneys and liabilities hereby secured or any other security taken in respect of any of the obligations of the Chargor under any of the Credit Documents.

12.  PROTECTION OF PURCHASERS

     No purchaser or other person dealing with the Collateral Agent or its delegate or any Receiver appointed hereunder shall be bound to see or inquire whether the right of the Collateral Agent or such Receiver to exercise any of its or his powers has arisen or become exercisable or be concerned to see whether any such delegation by the Collateral Agent shall have lapsed for any reason or been revoked. Any sale or other dealing by the Collateral Agent or its delegate or any Receiver of or with the Charged

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                                       19


     Property and any part thereof shall be deemed to be within the power of the person effecting the same and the receipt by such person of the purchase or other moneys connected therewith shall effectively discharge the purchaser or other party to such dealing who shall not be concerned with the manner of application of the proceeds of sale or other dealing or be in any way answerable therefor.

13.  APPOINTMENT OF RECEIVER

13.1 APPOINTMENT AND REMOVAL

     The Collateral Agent may if requested by the Chargor or at any time after the Charge (or the relevant part thereof) shall have become enforceable in accordance with Clause 9 (Default Procedure), appoint one or more persons to be a Receiver or Receivers of the whole or any part of the Charged Property. The Collateral Agent may:

     (A)  remove any Receiver previously appointed hereunder; and

     (B) appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed hereunder.

     If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receivers of the same assets or income, each one of such Receivers shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instrument(s) appointing them) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

13.2 POWERS OF RECEIVERS

     Every Receiver for the time being holding office by virtue of an appointment made by the Collateral Agent hereunder shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have, in relation to the Charged Property, or as the case may be, that part of the Charged Property in respect of which he was appointed:

     (A) all the powers (as varied and extended by the provisions hereof) conferred by the Conveyancing and Property Ordinance or otherwise by law on mortgagees (whether or not in possession) and receivers appointed under the Conveyancing and Property Ordinance; and

     (B) the power in the name or on behalf and at the cost of the Chargor to exercise all the powers and rights of an absolute owner of the Charged Property or the relevant part thereof and do or omit to do anything which the Chargor could do.

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                                       20


13.3 ADDITIONAL POWERS OF RECEIVERS

     In addition and without prejudice to the generality of the foregoing every Receiver shall (notwithstanding any winding-up or dissolution of the Chargor) have the powers specified in Clause 10.1 (Effects).

13.4 RECEIVER TO BE AGENT OF THE CHARGOR

     Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Chargor and the Chargor shall be solely responsible, jointly and severally, for the acts and defaults of such Receiver (save in the case of the fraud, negligence, wilful default, breach of duty or breach of trust in relation to duties by such Receiver) and for payment of such Receiver's remuneration in respect thereof.

13.5 REMUNERATION OF RECEIVER

     Every Receiver shall be entitled to remuneration for his services at a reasonable rate to be fixed by agreement between him and the Collateral Agent (or, failing such agreement, to be fixed by the Collateral Agent) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm.

13.6 MONIES ACTUALLY PAID BY RECEIVER

     Only monies actually paid by the Receiver to the Collateral Agent in satisfaction of the Secured Indebtedness shall be capable of being applied by the Collateral Agent in satisfaction thereof. The Receiver shall pay over to the Collateral Agent any monies realised by the Receiver as a result of the enforcement of the Charge (other than monies paid into a suspense account by such Receiver in accordance with Clause 10.12 (Suspense Account(s)).

13.7 LIMITATION OF LIABILITY

     (A) Neither the Collateral Agent nor the Receiver nor any attorney or agent of such party shall be liable to any person in respect of any loss or damage whatsoever which arises out of the realisation of the Charged Property or any part thereof or from any act, default or omission in relation to the Charge or from any exercise or non-exercise, or the attempted or purported exercise of, or the failure to exercise any of their respective powers, authorities or discretions conferred upon them in relation to the Charge or any part of it, unless such loss or damage is caused by its or his negligence, wilful default, breach of duty, breach of trust or fraud.

     (B) Without prejudice to the generality of Sub-clause (A), entry into possession of the Charged Property shall not render the Collateral Agent or the Receiver liable to account as mortgagee in possession or liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable unless such loss or damage is caused by its negligence, wilful default,

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                                       21


          breach of duty, breach of trust or fraud and, if and whenever the Collateral Agent or the Receiver enters into possession of the Charged Property, it shall be entitled at any time to go out of such possession.

13.8 POWER OF APPOINTMENT ADDITIONAL

     The foregoing powers of appointment of a Receiver shall be in addition to and not to the prejudice of all statutory and other powers of the Collateral Agent under the Conveyancing and Property Ordinance (and so that the statutory power of sale shall be exercisable without regard to paragraph 11 of the Fourth Schedule to the said Ordinance) or otherwise and so that such powers shall be and remain exercisable by the Collateral Agent in respect of any part of the Charged Property in respect of which no Receiver has been appointed and notwithstanding that an appointment under the provisions of this Clause 13 (Appointment of Receiver) shall have subsisted and been withdrawn in respect of that property or shall be subsisting in respect of any other part of the Charged Property.

14.  INDEMNITY

14.1 INDEMNITY

     Without prejudice to any right at law given to trustees, the Chargor further covenants with and undertakes to each of the Collateral Agent and any Receiver or Receivers fully to indemnify and keep indemnified it from and against all liabilities, losses, damages, costs and expenses (including legal costs and expenses), charges, actions, proceedings, claims and demands or any other obligation or liability (including, without limitation, in respect of taxes, duties, levies, imposts and other charges any indemnity and other amounts which the Collateral Agent is or would become obliged to pay, upon payment by the Chargor, under such indemnity) which it may properly incur (except, having regard to the provisions of any Credit Document, insofar as they are incurred because of fraud, negligence, wilful default or breach of trust on the part of it whether before or after the Charge becomes enforceable):

     (A) in consequence of anything done or purported to be done by the Collateral Agent or any Receiver in relation to the Charged Property or under this Deed or any Credit Document as a result of or in connection with any failure by the Chargor to comply with its obligations thereunder to the Collateral Agent or any Receiver; or

     (B) in consequence of any payment in respect of the Secured Indebtedness (whether made by the Chargor or a third party) being impeached or declared void for any reason whatsoever; or

     (C) in consequence of the breach or non-performance by the Chargor of any of their respective warranties, representations, covenants or undertakings herein contained or otherwise relating to all or any part of the Charged Property; or

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                                       22


     (D) in connection with the realisation of the Charged Property (including the costs of any proceedings in relation to this Deed or to the Secured Indebtedness).

14.2 INTEREST

     The amounts payable to the Collateral Agent or the Receiver under Clauses
     14.1 (Indemnity) and 17 (Stamp Duty and Taxes) shall carry interest in accordance with section 2.10 of the Facility Agreement from the date on which they were paid or incurred by the Collateral Agent or the Receiver (as the case may be) to the date of actual payment to the Collateral Agent or, as the case may be, the Receiver under the aforementioned clauses as well after as before any judgment and such amounts and interest may be debited by the Collateral Agent to any account of the Chargor, but shall, in any event (to the extent not fully paid or discharged), form part of the Secured Indebtedness and accordingly be secured on the Charged Property under the Charge.

15.  POWER OF ATTORNEY

15.1 APPOINTMENT AND POWERS

     The Chargor hereby irrevocably appoints the following (each an "ATTORNEY" and collectively the "ATTORNEYS", and acting solely or jointly with the other Attorneys), namely:

     (A)  the Collateral Agent;

     (B) each and every person to whom the Collateral Agent shall from time to time have duly delegated the exercise of the power of attorney conferred by this Clause 15.1 (Appointment and Powers); and

     (C) any Receiver appointed hereunder and for the time being holding office,

     to be its attorney or attorneys and in its name and otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which the Collateral Agent, any person falling within Sub-clause (B) or any Receiver appointed hereunder shall reasonably consider requisite) for carrying out any obligation imposed on the Chargor, as the case may be, by or pursuant to this Deed (including but not limited to the obligations of the Chargor under Clauses 4 (Covenant to Deposit and Further Assurance) and 8 (Covenants and Undertakings), for carrying out any sale, lease or other dealing by the Collateral Agent or any such Receiver into effect, for conveying or transferring any legal estate or other interest in the Charged Property, for getting in the Charged Property, and generally for enabling the Collateral Agent or any person falling within Sub-clause (B) or any Receiver to exercise the respective powers conferred on them by or pursuant to this Deed or by law provided that the power contained in this Clause
     15.1 (Appointment and Powers) shall not be exercisable unless and until the Charge shall have become enforceable. The exercise of such power by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver shall not put any person dealing with it upon any enquiry as to whether an Event of Default shall have occurred. Each of the Collateral

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                                       23


     Agent, any person falling within Sub-clause (B) and any Receiver shall have full power to delegate the power conferred on it by Clause 15.1 (Appointment and Powers), but no such delegation shall preclude the subsequent exercise of such power by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver (as the case may be) itself or preclude the Collateral Agent or any person falling within Sub-clause
     (B) or any Receiver (as the case may be) from making a subsequent delegation thereof to some other person; any such delegation may be revoked by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver (as the case may be) at any time.

15.2 RATIFICATION

     The Chargor shall ratify and confirm all transactions lawfully and properly entered into by the Collateral Agent or any Receiver or delegate of the Collateral Agent in the exercise of the Collateral Agent's or such Receiver's respective powers and all transactions lawfully and properly entered into, documents executed and things done by the Collateral Agent or such Receiver or delegate by virtue of the power of attorney given by Clause 15.1 (Appointment and Powers).

15.3 ACKNOWLEDGEMENT OF CONSIDERATION

     The power of attorney hereby granted is as regards the Collateral Agent, its delegates and any such Receiver (and as the Chargor hereby acknowledges) granted irrevocably and severally, for value and for security as part of the Charge to secure the several proprietary interests of and the performance of obligations owed to the respective donees within the meaning of the Powers of Attorney Ordinance.

16.  SET-OFF AND CURRENCY

16.1 CURRENCY OF ACCOUNT

     (A) Except where specifically provided otherwise, US dollars are the currency of account and payment for each and every sum at any time due to the Collateral Agent hereunder provided that each payment in respect of costs and expenses shall be made in Hong Kong dollars if incurred in Hong Kong dollars.

     (B) If any sum due from the Chargor under this Deed or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Chargor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto then:

          (i) the Chargor shall indemnify and hold harmless the Collateral Agent from and against any loss suffered except to the extent that such loss is suffered as a result of or in connection with the Collateral Agent's own fraud, negligence, wilful default, breach of duty or breach of trust; and

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                                       24


          (ii) the Collateral Agent shall account to the Chargor for the amount by which any sum realised by it exceeds the aggregate amount of all sums owing to it by the Chargor at the time at which such profit is realised provided that the Collateral Agent shall only be required to make any payment to the Chargor in relation thereto if at such time all the payment obligations of the Chargor hereunder to the Collateral Agent are satisfied, in each case where such loss or excess arises as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (2) the rate or rates of exchange at which the Collateral Agent may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

16.2 SET-OFF

     The Chargor waives, and (where incapable of waiver) agrees not to exercise (unless required to do so by law), any right of set-off or netting, whether conferred by agreement or law, which it may have against the Collateral Agent so that it does not reduce any amount payable by it to the Collateral Agent under this Deed.

16.3 CURRENCY CONVERSION

     For the purpose of the satisfaction of the Secured Indebtedness or for the purpose of crediting any monies to the Account or any suspense account pursuant to Clause 10.12 (Suspense Account(s)) or making any application therefrom or for any other purpose in connection with this Deed, the Collateral Agent may (unless otherwise required by law) convert any monies received, recovered or realised or subject to application by the Collateral Agent under this Deed or any monies to be credited to any such account (including the proceeds of any previous conversion under this Clause 16 (Set-off and Currency)) from their existing currency of denomination into such other currency of denomination as the Collateral Agent may reasonably think fit and any such conversion shall be effected at such rate or rates of exchange as may be agreed by the Collateral Agent in consultation with the Chargor as being relevant and any rate, method and date so agreed shall be binding on the Chargor and any costs, expenses or commissions incurred in effecting any such conversion shall be deducted from the proceeds of any such conversion.

17.  STAMP DUTY AND TAXES

     The Chargor shall pay all stamp duties and similar fees, filing and registration fees and other transaction taxes required in relation to or for the purpose of procuring the execution, validity and enforceability of this Deed and the Charge and shall indemnify the Collateral Agent and each Receiver appointed hereunder against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying the same on a full indemnity basis.

18.  AMENDMENTS

     This Deed may not be amended, modified or waived in any respect whatsoever, without the prior written consent of the Collateral Agent given with express reference to this Clause 18 (Amendments) and expressly stated to be intended to operate as the Collateral Agent's consent to such amendment, modification or waiver on behalf of the Requisite Lenders.

19.  APPLICATION TO COURT

     The Collateral Agent may, at any time after the Charge has become enforceable, apply to the court for an order that the terms of this Deed be carried into execution under the direction of the Court and for the appointment of a Receiver of the Charged Property or any part thereof and for any other order in relation to the administration of the terms of this Deed as the Collateral Agent shall deem fit and it may assent to or approve any application to the Court made at the instance of the Collateral Agent or on its behalf and the Collateral Agent shall be indemnified by the Chargor against all costs, charges and expenses properly incurred by it in relation to any such application or proceedings.

20.  PARTIAL INVALIDITY

     Every provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

21.  NOTICES

21.1 COMMUNICATIONS IN WRITING

     Each communication to be made hereunder shall be made in writing and, unless otherwise stated, shall be made by facsimile or letter.

21.2 ADDRESSES

     Any communication or document to be made or delivered by one person to another pursuant to this Deed shall (unless that other person has by 15 days' written notice to the one specified another address department, officer or person as the case may be) be made or delivered to that other person at the address identified with its signature below and shall be deemed to have been made or delivered (in the case of any communication made by letter) when left at that address during normal business hours on a Business Day (or on the next Business Day if not left during normal business hours on a Business Day) or (as the case may be) 5 days (in the case of local post) and 10 days (in the case of overseas post) after being deposited in the post postage prepaid in an envelope addressed to it at that address marked for the attention of any specified department, officer or person or (in the case of any communication made by facsimile transmission) when sent to the correct facsimile number of the addressee identified with its signature below and received in whole and in legible form by such addressee provided that any communication or document to be made or delivered by the Chargor or the Collateral Agent shall be effective only when received by the Chargor or the Collateral Agent, as appropriate, and then only if the same is expressly marked for the attention of the department, officer or person identified below with the signature of the relevant addressee (or such other department, officer or person as the relevant addressee shall from time to time and in each case by not less than 3 days' prior notice in writing to the parties hereto have specified for this purpose).

21.3 ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Deed shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

22.  ASSIGNMENT

     The Collateral Agent may assign its rights and obligations under this Deed to any successor under the Facility Agreement in accordance with section
     9.7 of the Facility Agreement.

23.  COSTS AND EXPENSES

     The Chargor further covenants with and undertakes to the Collateral Agent and any Receiver appointed by the Collateral Agent hereunder or by law (including more than one such receiver and any substitute receiver) to reimburse or pay to the Collateral Agent or such Receiver (on the basis of full indemnity) the amount of all proper costs, charges, liabilities and expenses including costs, charges or expenses incurred by the Collateral Agent or such Receiver or any attorney, manager, agent or delegate in connection with:

     (A) the negotiation, preparation, registration, perfection, preservation or enforcement of this Deed and any other document relating thereto; and

     (B) the proper exercise or the attempted proper exercise by or on behalf of the Collateral Agent or such Receiver of any of the powers of the Collateral Agent or such Receiver or any other action properly taken by or on behalf of the Collateral Agent with a view to or in connection with the enforcement of any obligations of the Chargor under any of the Credit Documents or the recovery by the Collateral Agent or any such Receiver from the Chargor of the Secured Indebtedness then due and payable.

24.  CERTIFICATES AND DETERMINATIONS

     For all purposes, including any Proceedings (as defined in Clause 26.3 (Non-Exclusive Jurisdiction):

     (a)  a determination by the Collateral Agent; or

     (b)  a copy of a certificate signed by an officer of the Collateral Agent,

     of the amount of any indebtedness comprised in the Secured Indebtedness for the time being or at any time shall, in the absence of manifest error, be conclusive evidence against the Chargor as to the amount thereof.

25.  GOVERNING LAW

     This Deed is governed by Hong Kong law.

26.  JURISDICTION

26.1 HONG KONG COURTS

     The courts of Hong Kong have non-exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed or the consequences of its nullity).

26.2 CONVENIENT FORUM

     The parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

26.3 NON-EXCLUSIVE JURISDICTION

     This Clause 26 (Jurisdiction) is for the benefit of all parties hereto other than the Chargor. As a result and notwithstanding Clause 26.1 (Hong Kong Courts), it does not prevent any party hereto other than the Chargor from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the parties hereto other than the Chargor may take concurrent Proceedings in any number of jurisdictions.

26.4 AGENT FOR SERVICE

     (A) The Chargor irrevocably appoints Huawei-3Com Co., Limited of Suites 3013-3014, 30/F One International Finance Centre, 1 Harbour View Street, Central, Hong Kong to be its agent for the receipt of Service Documents. It agrees that any Service Document may be effectively served on it in connection with Proceedings in Hong Kong by service on its agent effected in any manner permitted by applicable law.

     (B) If the agent at any time ceases for any reason to act as such, the Chargor shall appoint a replacement agent having an address for service in Hong Kong and shall notify the Collateral Agent of the name and address of the replacement agent. Failing such appointment and notification, the Collateral Agent shall be entitled by notice to the Chargor to appoint a replacement agent to act on behalf of the Chargor. The provisions of this clause applying to service on an agent apply equally to service on a replacement agent.

     (C) "SERVICE DOCUMENT" means a claim form, application notice, order, judgment or other document relating to any Proceedings.

27.  EXECUTION AND COUNTERPARTS

     This Deed may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Deed.

IN WITNESS WHEREOF the parties hereto have caused this Deed to be duly executed the day and year first above written.

                                   SCHEDULE 1

                            PARTICULARS OF THE SHARES

CHARGOR             NUMBER AND CLASS OF SHARES
-------             --------------------------
3COM TECHNOLOGIES   9,705,000 ORDINARY SHARES

Shareholder of and the number and class of shares in Huawei-3Com Co., Limited

                                 EXECUTION PAGES

THE CHARGOR

Executed as a Deed by                 )   SEAL AFFIXED
for and on behalf of                  )
3COM TECHNOLOGIES                     )   NEAL D. GOLDMAN
in the presence of: JEFFREY M. HELD   )

Address: PO Box 309 GT, Ugland House, South Church Street, George Town, Grand
         Cayman, Cayman Islands

Facsimile Number: ____________________________

Attention: ___________________________________

                                 EXECUTION PAGES

THE COLLATERAL AGENT

Executed as a deed by affixing the common seal   )
of INDUSTRIAL AND COMMERCIAL                     )   SEAL AFFIXED
BANK OF CHINA (ASIA) LIMITED                     )
in the presence of:                              )

WONG YUEN FAI STANLEY
Director

CHENG PUI LING CATHY
Secretary

Address: 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong

Facsimile Number: 2869 8221

Attention: ____________________________

                                                                  CONFORMED COPY

                               Dated 29 March 2007

                                3COM TECHNOLOGIES
                                   as Chargor

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                               as Collateral Agent

                                   ----------

                           H3C EQUITABLE SHARE CHARGE

                                   ----------

                                Slaughter and May
                               47/F, Jardine House
                               One Connaught Place
                               Central, Hong Kong
                                   (RMGG/AHLL)
                                   HK070540109

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
1.  INTERPRETATION AND DEFINITIONS                                             1
2.  COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS                         3
3.  CHARGE                                                                     4
4.  COVENANT TO DEPOSIT AND FURTHER ASSURANCES                                 4
5.  REDEMPTION                                                                 6
6.  THE SHARES                                                                 7
7.  REPRESENTATIONS AND WARRANTIES                                             7
8.  COVENANTS AND UNDERTAKINGS                                                 8
9.  DEFAULT PROCEDURE                                                         10
10. EFFECTS OF THE CHARGE BECOMING ENFORCEABLE                                10
11. PRESERVATION OF RIGHTS                                                    14
12. PROTECTION OF PURCHASERS                                                  18
13. APPOINTMENT OF RECEIVER                                                   19
14. INDEMNITY                                                                 21
15. POWER OF ATTORNEY                                                         22
16. SET-OFF AND CURRENCY                                                      23
17. STAMP DUTY AND TAXES                                                      24
18. AMENDMENTS                                                                25
19. APPLICATION TO COURT                                                      25
20. PARTIAL INVALIDITY                                                        25
21. NOTICES                                                                   25
22. ASSIGNMENT                                                                26
23. COSTS AND EXPENSES                                                        26
24. CERTIFICATES AND DETERMINATIONS                                           26
25. GOVERNING LAW                                                             27
26. JURISDICTION                                                              27
27. EXECUTION AND COUNTERPARTS                                                28
SCHEDULE 1                                                                    29
Particulars of the Shares                                                     29